UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                  Amendment No. 1
                                    FORM 8-K

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                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 2005

                        Commission File Number 0-23903

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                              eAUTOCLAIMS, INC.
           (Exact name of registrant as specified in its charter)

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                    Nevada                          95-4583945
                 ---------------                 ---------------
         (State or other jurisdiction of          (IRS Employer
          incorporation or organization)       Identification No.)


      110 East Douglas Road, Oldsmar, Florida         34677
      ---------------------------------------        --------
     (Address of principal executive offices)       (Zip Code)

                                   (813) 749-1020
                             ------------------------
                             (Registrant's telephone
                                      number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

|_| Pre-commencement ommunications pursuant to Rule 14d-2(b) under the Exchange
      Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities
Item 3.03 Material Modification to Rights of Security Holders

This filing is to update the Form 8K filed on February 4, 2005.

eAutoclaims, Inc. closed its sale of equity security Units raising a total of $1,724,000 before expenses, $1,543,000 after commissions, in accordance with the terms previously announced. A Unit consists of one common share and one-half, three-year common share warrant with an exercise price of $0.30 per share
(Unit). The Company also filed Form S-1 registration statement, file no. 333-122975, with the Securities and Exchange Commission on February 24, 2005.

The funds raised are being used to continue the investment in the Special Markets Division and for general corporate purposes. The Company's Special Markets Division supports the previously announced Co-marketing Agreement with ADP Claims Services Group.

                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    March 1, 2005                         eAUTOCLAIMS, INC.

                                         By:  /s/ Eric Seidel,
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                                         Title: CEO and President
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